UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                       (Zip code)

Matthew J. Beck
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE PERIOD SEPTEMBER 1, 2016 – FEBRUARY 28, 2017 (UNAUDITED)

SEMI-ANNUAL REPORT

Roumell Opportunistic Value Fund

Institutional Class Shares

Class A Shares

Class C Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: opportunistic investment strategy risk, sector risk, non-diversified fund risk, common stock risk, preferred stock risk, convertible securities risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, risks related to investing in other investment companies, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or "junk bonds" risk, risks of investing in REITs, risk of investing in corporate debt securities, government debt markets may be illiquid or disrupted, foreign securities risk, and currency risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Semi-Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Semi-Annual Report was first distributed to shareholders on or about May 1, 2017.

For More Information on Your Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

March 31, 2017
For the period from September 1, 2016 to February 28, 2017, the return on the Institutional Class Shares was 9.02%. This compares to 15.80% for the Russell 2000 Value Index, 9.62% for the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index, and 10.01% for the S&P 500 over the same period. The return on the Class A Shares was 8.89%. The return on the Class C Shares was 8.51%. For the semi-annual period, our average exposure to equities, fixed income, and cash was about 47%, 7%, and 46%, respectively.  We believe our current portfolio is well positioned for further appreciation, given its focused, security-specific construction, despite overall market valuation levels that we find largely unattractive. We also have a lengthy "on-deck" list of ideas waiting only for suitable entry prices.
Please see the table below for the Fund's historical performance information through the most recent calendar quarter ended March 31, 2017.
Average Annual Total Returns – Period ended March 31, 2017 (Unaudited)	Past 1 Year	Since Inception[1]	Gross Expense Ratio[2]	Net Expense Ratio[3]
Roumell Opportunistic Value Fund – Institutional Class Shares	30.78%	1.13%	1.39%	1.23%
Roumell Opportunistic Value Fund – Class A Shares	30.38%	0.90%	1.64%	1.48%
With 4.50% maximum sales load[4]	24.51%	0.16%	N/A	N/A
Roumell Opportunistic Value Fund – Class C Shares[4]	29.25%	-2.54%	2.39%	2.23%
Russell 2000 Value Index	29.37%	10.85%	N/A	N/A
60% Russell 2000 Value Index/ 40% Barclays Capital U.S. Government Credit Index	19.09%	8.17%	N/A	N/A
S&P 500 Total Return Index	17.17%	12.99%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
1The Fund's inception date is December 31, 2010.
2Gross expense ratio includes acquired fund fees and expenses and other expenses.
3The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2018.  The Fund's net expense ratio will be higher than 1.23% to the extent the Fund incurs expenses excluded from this arrangement.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
4A maximum sales load imposed on purchases of 4.50% is charged to the Class A shares.  A maximum deferred sales charge of 1.00% is applied to the Class C shares.  For the fiscal period ended February 28, 2017, the six month return with sales load on the Class A shares was 3.99%.  The six month return with the deferred sales charge on the Class C shares was 7.51%

Investment Edge
To the consternation of active investors everywhere, markets are generally highly efficient. It is challenging to find securities that are mispriced, particularly in an age of information ubiquity. The more liquid the market, the less likely we are to uncover mispricing. Thus, RAM avoids investing in the most liquid market trades: the direction of interest rates (money itself being a supreme commodity), gold bullion, oil and natural gas prices and, generally speaking, large capitalization publicly traded stocks. Most markets, in fact, are likely best exploited by indexing because it is the asset class exposure itself that delivers the return, not the specific securities underlying the asset class.
However, mispricing of individual securities does occur and can be exploited. There is ample evidence that astute investors have successfully done so. Mispricing is most apt to occur in less liquid segments of the market -- the less liquid most often the better -- and thus our historical emphasis on small and micro-cap securities. The research of Ibbotson, Chen and Wu, highlighted in "Liquidity as an Investment Style," April 2011, provided data going back 40 years, establishing the fact that the least liquid segments of the market have provided superior returns over time as compared to their more liquid counterparts.
As we've noted previously, if you look around, you don't see many wealthy economists, trafficking as they do in macro predictions, because economic prognosticating is not investing. Moreover, one does not see many wealthy macro strategists who populate the airwaves with their predictions of the Dow Jones' direction. Investors consume this jumble of predictions irrespective of how useless it's proven to be over their investment lifetimes. On the other hand, you do see wealth creation from solid individual security selection that justifies a portion of one's savings to be placed in the hands of savvy active managers.
What makes discovering mispricing possible is investment edge, i.e., doing something superior to the market's general pricing mechanism. In our view, investment edge comes in one of three forms: informational, analytical, and behavioral.
Informational edge is derived when an investor possesses superior information as compared to the general market's knowledge of a specific security. RAM believes this edge is an enduring strength of its culture because of the long-held belief in building relationships with industry professionals, customers, competitors, and our history of getting out of the office and "kicking the tires." On occasion, the "investor as investigative journalist" has involved going undercover.

For example, during the financial crisis several years ago, we purchased the debt of a major convention-center style hotel operation when knee-jerk concerns about convention cancellations sent the company's bonds south. What we wanted to know was whether convention and trade show cancellations were creating capacity and, subsequently, sizable price discounts on rooms. We did extensive research on room availability and rates, including directly contacting convention centers and hotels. We also hired a convention planner as a consultant. We found the answer to be unambiguously no and purchased the company's bonds at a steep discount to par value. In yet another instance, I traveled to Hyderabad, Andhra Pradesh in India to visit a plant of compressor manufacturer Tecumseh Products. The rise of algorithmic investing cannot, in our view, take the place of true scuttlebutt knowledge gleaned from shoe-leather detective work that provides a differentiated informational investment edge.
Analytical edge is derived from analyzing known information in a superior manner. Analytical edge is more difficult to consistently attain than is an informational one. In our view, it happens episodically depending on an investor's particular knowledge base for a given industry and/or security. This would seem to be the case regarding our investment in Paratek (PRTK). PRTK's novel antibiotic, Omadacycline, is known to the marketplace, the science supporting it is well documented, and societal need for a new class of antibiotics is well-known. The company's filings are highly transparent and extensive.
However, given some high-profile blow-ups in the antibiotic development space, it appears to us that investors are not properly weighing the risk/reward relationship present in PRTK's common stock. In our opinion, PRTK is being thrown into a typical binary-like biotech investment category resulting in its shares being materially mispriced. Of course, in time, we will know if we possessed an analytical edge (we certainly do not in any way have an informational one), or whether the market was correctly pricing PRTK's shares.
Behavioral edge is derived from temperamental superiority and emotional steadiness during times of market and/or company-specific volatility that seems to elude many, if not most, investors. In our view, it's very difficult to be an active investor without deep personal knowledge of one's strengths, weaknesses, fears, longings and inclinations. Having entered this industry 30 years ago, I would posit that investing at some elemental level is character in motion, expressed day in and day out, over time. Thus, you had better know yourself if you enter the ring because it is an arena that will test your character daily. How does the individual investor mediate the omnipresent towering twins of fear and greed, caution and risk-taking, wanting to "be a star" versus wanting to "simply survive"? In the end, the decision as to whether to buy, hold, sell, add or reduce a position rests on judgment emanating from one's character.

When RAM gets involved in mispriced large caps, it's the result of behavioral instincts given that we certainly possess no information edge and our analytical edge is likely small if any. Both our willingness to think and act independently of the herd and our interest in exploiting the tendency of others to reflexively capitulate is strong. In the past two years, RAM has purchased only two large capitalization stocks, Apple and Samsung. Each security was purchased during periods of headline worries accompanied by wide sell-side skepticism, which provided attractive pricing entry points while exercising behavioral edge.
As referenced in prior letters, RAM has a long history of averaging down (often multiple times), i.e., buying more when Mr. Market has deemed our first and second purchases to be too early. Investment success is ultimately about comparing selling price to average price and rarely, in our experience, is a good average price attained as a result of our first purchase. We picture ourselves accumulating in the bottom ranges of valleys and selling along the ascent out of the valley. It's nearly impossible to buy at the absolute lowest price and sell at the absolute highest. It's enough to be in the middle for a while, exit and then find another substantively mispriced security. We believe our history of averaging down, exploiting other investors' fears, and taking advantage of headline risks we deemed overly discounted has differentiated us (behaviorally) over time. With the increasing commoditization of information and the availability of analytical software tools, we believe the importance of behavioral edge and judgment will rise over time.
Finally, it should be broadly understood that RAM's approach to active investing is not the generally pursued active common stock strategy of seeking superior businesses. Charlie Munger, and the industry of active managers, are most often looking for superior businesses with high returns on capital and superior reinvestment opportunities. Munger succinctly defines the north star of most active managers when he says, "Over the long term, it's hard for a stock to earn a much better return than the business which underlies it earns." Munger, for whom we have an inordinate amount of respect, does not however point to our own north star.
We decidedly do not pursue mature, growing, attractive investment candidates that everyone agrees are wonderful businesses. We believe such securities are rarely mispriced and are thus perfect candidates for an indexing strategy. Our approach is to pursue out of favor, overlooked and misunderstood securities because bargain pricing is our north star. Howard Marks more accurately reflects RAM's view when he states, "If I were asked to name one way to figure out if something's a bargain or not, it would be through assessing how much optimism is incorporated in its price." For example, we've long taken note of the attendance at company investor presentations. "Standing room only" is a strong signal for us to pass.

As RAM enters its 19th year, we believe we've accumulated some real knowledge about what we do well, what is not in our wheelhouse, and the discipline to act accordingly. We will remain focused on balance sheet strength, unique assets, companies possessing multiple shots on goal to win, and purchasing at a price that provides a measurable discount to "what is" today with modest assumptions about the future. We have no qualms about buying great businesses, so long as we're getting a bargain price. In the absence of a bear market environment, it's our belief that such bargain pricing is highly uncommon for such companies.
Finally, in addition to differentiating ourselves through our security selection process, there are three principal ways we differentiate ourselves on an overall portfolio basis. First, we're opportunistic. In the absence of a security meeting our investment criteria, we do nothing. Second, we focus our efforts and concentrate our capital. Our largest holding today is roughly 7% of our portfolio versus a typical 2% or 3% weighting found among most active managers. Third, we are highly aligned with our investors. The partners at RAM keep well over half of their financial assets invested in RAM securities. I remain our mutual fund's largest individual shareholder.
Recent Updates of Top Five Equity Holdings
1.    Rosetta Stone Inc., RST.  Here are the fourth quarter highlights:
•	Revenue at Lexia Learning ("Lexia"), the Company's Literacy segment, increased 35% year-over-year to a record high $9.8 million.
•
Total operating expenses decreased $13.0 million or 22% year-over-year to $45.5 million, representing the eighth consecutive quarter of year-over-year expense reductions. Total operating expenses included $1.6 million of lease termination costs in the fourth quarter 2016 and $6.0 million of impairment charges and lease termination costs in the year-ago period

•	Net loss improved 51% and EPS improved 52% year-over-year to $5.6 million or $(0.25) per diluted share
•	Adjusted EBITDA, a non-GAAP financial measure, improved $1.9 million year-over-year to $3.5 million

•	Cash and cash equivalents increased $4.0 million sequentially to $36.2 million at December 31, 2016, with zero debt outstanding.
The Company has entered into a series of agreements with SOURCENEXT Corporation ("SOURCENEXT"), the leading software distributor in Japan. John Hass, CEO, said, "Today I am happy to announce a new partnership with SOURCENEXT, Japan's leading software publisher and distributor, to better serve the needs of learners in Japan. This agreement illustrates the enduring value of our brand and intellectual property." As part of the agreement Rosetta Stone will provide SOURCENEXT a perpetual, exclusive license of certain brands and trademarks, including the primary Rosetta Stone brand, and product code for exclusive use in the consumer and enterprise language and education space in Japan. Rosetta Stone is receiving $13.5 million before certain adjustments, and is guaranteed a minimum of an additional $6 million over the next ten years. RST expects to receive the $13 mill in the "relatively near term," with $9 million expected to come in the first quarter.
RST also announced that they have entered into a marketing product development Agreement with Univision.  Under this Agreement the Companies will develop and sell a co-branded consumer language product targeted to the Hispanic community.  More details about this partnership will be announced in the coming weeks.  Univision reaches 106 million users every month, through 17 broadcast and cable networks and partnerships, in addition to 123 local TV and radio stations and a growing portfolio of mobile and video properties.
RST projected cash generation in 2017, with an estimated year-end cash balance of $44 million versus today's $36 million.  The company projected 2017 adjusted EBITDA of $8 to $10 million, double 2016's $4.4 million.  Our confidence in RST's multiple assets overseen by John Hass and a competent Board – Lexia Learning, E & E Language platform, and brand strength related to its consumer business underscored by the newly announced Japanese deal – was bolstered by the company's performance in 2016.  In addition, management's strategy for changing the consumer product to more of a short-term subscription model with renewals is showing early signs of success.  Bottom line, in our opinion, is that this recent quarter shows that management is doing an exceptional job in executing its strategy.  The 2017 guidance for revenue, EBITDA and cash generation is quite encouraging.

2.    Paratek Pharmaceuticals, Inc., PRTK.  On January 18, 2017, Paratek announced the completion of enrollment in its Omadacycline Phase 3 Community-Acquired Bacterial Pneumonia Study, which was roughly six months ahead of schedule.

The company issued the following statement: "The completion of enrollment for our second Phase 3 study represents another significant milestone for Paratek. Achieving this milestone in our CABP study positions Paratek to submit a new drug application as early as the first half of 2018," said Evan Loh, M.D., President, Chief Operating Officer, and Chief Medical Officer, Paratek. "We are appreciative of the efforts of the clinical investigators, grateful to the patients who participated in this study, and very pleased with the performance of the Paratek Clinical Development organization that has enabled enrollment in this study to complete ahead of projections. We look forward to sharing the top-line results from this study in the coming months."

The company's CABP results are expected to be issued in late April.  Recall, PRTK's omadacycline effectively has a skin indication having successfully completed a Phase 3 IV to oral trial coupled with the near certain probability that its oral only skin trial will be successful given the high degree of bioequivalency between its oral and IV formulations.

We ascribe little to no value for the company's emerging UTi (urinary tract infection) indication.  The company presents its market opportunity for skin and pneumonia in the following manner:

Addressable Hospital Market – IV to Oral Opportunities:
Skin	$1.2 billion
Pneumonia	$1.4 billion

Addressable Community Market – Oral Opportunities:
Skin	$1.5 billion
Pneumonia	$1.1 billion

Total Addressable Market $5.2 billion
PRTK's goal is to capture roughly 25% of the market, or roughly $1 billion in sales from these two indications.  UTi is, in fact, the largest of the potential indications for omadacycline, with an estimated total addressable market of $4.1 billion ($1.3 billion hospital setting and $2.8 billion community setting).
As we indicated in our last update, PRTK competitor and peer, Cempra, failed in its efforts to bring its solithrymicin to market as the FDA determined that liver toxicity issues associated with the drug were too great.  Cempra was expected to be the first new novel antibiotic to hit the market.  Currently, it appears PRTK's omadacycline will be the first new novel antibiotic to hit the market with an expected new drug application (NDA) in early 2018 for three discreet indications – IV to Oral CAPB, IV to Oral Skin and Oral only Skin.

3.    GSI Technology, Inc., GSIT.  GSI Technologies, GSIT presented at the RE*WORK Deep Learning Summit in San Francisco January 26th-27th, 2017.  For the first time, GSIT publicly detailed information and slides underscoring the capabilities of its associated computing technology, i.e. AI chip technology.  GSIT's booth was extremely active with many highly-sophisticated technology engineers interested in reviewing its new chip technology.
The company stated, "The in-place associative computing technology removes the bottleneck at the I/O between the processor and the memory… Target applications include convolutional neural networks, image detection, speech recognition, recommender systems for e-commerce, and data mining tasks such as prediction, classification, and clustering."  GSIT is showing its capabilities to leading large Silicon Valley firms such as Amazon and Google.  We believe the technology is within one year of commercialization and that potential clients are lining up.
As regards the company's 4th Quarter, despite softer than expected sales in its legacy SRAM chip business, GSIT reported its third consecutive quarter of profitability at both the operating and net income levels.  Based on orders received to date and orders expected, the company confidently projected that they "anticipate a substantial rebound in revenues during the first quarter ending June 30, 2017."  The company continued to expand its gross margin, which came in at 57%, as a result of its success selling higher margin products with a focus on its market position in the high-speed SRAM and low-latency DRAM segments.
As investors are aware, RAM's initial investment thesis was that GSIT's legacy SRAM business (using a super conservative 1x revenue multiple) was worth more than the company's market capitalization at the time, which meant investors were getting the MikaMonu associative processing chip business – artificial intelligence – for free, as well as paying a discount for its legacy business.
We believe the company's legacy business, which the company is increasingly excited about as it has identified higher ASP and higher margin products, is worth between 1x and 2x revenue, providing investors the ability to back into the effective price they're paying for MikaMonu (assuming a price up to $8.50/share for GSIT).  What is MikaMonu worth?  Admittedly, it's difficult to quantify.  We believe GSIT's ability to integrate MikaMonu's software and combine it with its hardware capabilities to create actionable products, and the reception those products have received from client prospects, bodes exceptionally well for a favorable GSIT investment outcome. Intel's purchase of Nervana Systems for $400 million (pre-revenue) provides a significant margin of safety, in our opinion.

1x legacy revenue plus net cash equals $5.50/share.  Implied value for MikaMonu is $60 million.
1.5x legacy revenue plus net cash equals $6.85/share.  Implied value for MikaMonu is $33 million.
2x legacy revenue plus net cash equals $8.15/share.  Implied value for MikaMonu is $7 million.
We sat down with founder and CEO Lee-Lean Shu in the fourth quarter and walked away with increased confidence that the company is well positioned to participate in the AI revolution, particularly as it pertains to maximizing the efficiency of online search.
During the quarter the company repurchased 100,000 shares at an average price of $4.95.   As reported, the company has repurchased a total of 11,983,942 shares at an average cost of $5.06 per share for a total cost of $60.6 million, including 3,846,153 shares acquired at a purchase price of $6.50 per share under a modified Dutch auction self-tender offer completed in August 2014. As of December 31, 2016, management was authorized to repurchase additional shares of its common stock with a value of up to $4.4 million.
The company ended the quarter with $61 million in cash, roughly 50% of its current market capitalization, and remains debt-free. The company owns its headquarters, purchased several years ago for $6.1 million, and is believed to be worth over $10 million today.
4.      Covisint Corp., COVS. COVS's subscription revenue dropped 3% compared to the same period last year. The company's gross margin came in at 49%, up from the previous quarter's 48%, but well below last year's comparable period of 54%.  The company ended the quarter with $30 million in cash, roughly 40% of its current market capitalization, and is debt-free.  COVS guided to end FY '17 (March 31st), with $33 million in cash.
As we previously noted in our last Top Five quarterly update, COVS continues to disappoint as subscription revenue growth remains elusive.  We are hopeful that the company's three new board members will focus on cutting the company's bloated sales and marketing budget with the goal of generating free cash flow in FY '18 (beginning April 1, 2017).  We remain of the strong belief that the company should be monetized and believe its run-off value to a private equity investor is significantly north of the current valuation given the 95% retention rate on existing subscription revenue.

One positive sign was noted by CEO Sam Inman, "In the coming months, you'll see a steady stream of announcements supporting our position and leadership in both the IoT market and, as importantly, reaffirming our long-time leadership in the important market for cloud identity and access management."  We remain cautious with regard to such expectations.
5.       Apple, Inc., AAPL.  Apple posted in-line to better than expected segment results assuaging the institutional investment community's concern that iPhone sales would be weak and gross margins lighter than the 38%ish level consistently posted by the company for the past several years. iPhone unit sell-through was in the low-mid single digit range.  Apple posted record revenue in all regions except China and produced record revenue for the iPhone and Apple Watch.
The company's service revenues posted 20% growth and the company went on record stating its goal to double service revenues over the next four years, representing a near 20% CAGR.  The company's gross profit margin on its services business is about 58% and increasing 2% per year.  If services grow from 11% of revenue in FY16 to 22% in FY20, profit margin from services would likely grow from today's 16% to roughly 32% assuming a low single-digit growth rate on the company's hardware business.  If that happens, AAPL will likely rate a higher multiple more akin to a recurring revenue model as opposed to a hardware model multiple with the perennial risks of a dramatic drop-off in the sell-through of devices.
Indeed, the company's ecosystem appears to be firmly entrenched.  Last year's widespread bearish sentiment that allowed RAM to purchase shares at roughly 8x earnings (for the second time in a four-year period), appears to have been an example of exercising a behavioral investment edge (as described above).  As the institutional investment community simultaneously upgrades its AAPL estimates and price targets, RAM will remain highly price-conscious as we continually weigh the risk-reward relationship embedded in Apple's share price.  We have long articulated an approach to Apple of purchasing it at a mid-to-high single-digit ex-cash PE (when it falls out of favor) and selling at a modest double-digit ex-cash PE (when institutional investors are swooning over its future). Our approach will not change.

We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Best Regards,
Jim Roumell, Lead Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0417002

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2017
			Shares	Cost	Value (Note 1)

COMMON STOCKS - 45.91%

Business Services - 6.58%
*	Rosetta Stone, Inc.		456,261	$3,272,488	$3,581,649

Consumer Discretionary - 4.15%
	Apple, Inc.		16,500	1,685,757	2,260,335

Energy - 0.79%
	Goodrich Petroleum Corp.		31,649	1,509,638	430,427

Financials - 1.52%
*	The Bancorp, Inc.		160,000	792,763	828,800

Health Care - 6.27%
*	Paratek Pharmaceuticals, Inc.		228,236	3,229,118	3,412,128

Information Technology - 22.81%
*	Covisint Corp.		1,155,035	3,015,111	2,310,070
*	DSP Group, Inc.		128,105	1,129,298	1,338,697
*	GSI Technology, Inc.		442,715	1,953,310	3,094,578
*	Marchex, Inc.		385,000	1,136,727	1,027,950
*	Rapid7, Inc.		137,000	1,692,449	2,075,550
*	Seachange International, Inc.		320,000	790,556	796,800
*	The Rubicon Project, Inc.		203000	1,588,297	1,774,220
					12,417,865
Materials - 3.73%
	Colossus Minerals, Inc.		1,225,883	1,670,924	123
*	Sandstorm Gold Ltd.		485,000	1,787,246	2,032,150
					2,032,273
Real Estate - 0.06%
	Lai Fung Holdings Ltd.		1,200,000	26,410	32,462

	Total Common Stocks (Cost $25,280,092)				24,995,939

		Par	Interest Rate	Maturity Date
CONVERTIBLE BOND - 0.02%
μ	BPZ Resources, Inc.	$1,657,000	8.500%	10/1/2017	8,456

	Total Convertible Bond (Cost $1,550)				8,456

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2017
					Value (Note 1)

CORPORATE BONDS - 5.79%		Par	Interest Rate	Maturity Date
	Atwood Oceanics, Inc.	$1,550,000	6.500%	2/1/2020	$1,400,352
	CSI Compressco LP	1,810,000	7.250%	8/15/2022	1,749,146

	Total Corporate Bonds (Cost $2,565,110)				3,149,498

U.S. Treasury Notes - 16.47%		Par	Interest Rate	Maturity Date
	U.S. Treasury Note	$5,000,000	0.000%	5/18/2017	4,994,502
	U.S. Treasury Note	1,500,000	0.000%	9/14/2017	1,494,763
	U.S. Treasury Note	2,500,000	1.750%	3/31/2022	2,478,391

	Total U.S. Treasury Notes (Cost $8,983,528)				8,967,656
WARRANT - 0.01%		Shares	Strike Price	Exercise Date
*ə	Colossus Minerals, Inc.	614,167	$1.00	3/17/2019	6,142

	Total Warrant (Cost $332)				6,142

SHORT-TERM INVESTMENT - 32.23%				Shares
	Federated Treasury Obligations Fund, 0.40% §			17,543,209	17,543,209

	Total Short-Term Investment (Cost $17,543,209)				17,543,209

Total Value of Investments (Cost $54,373,821) - 100.43%					$54,670,900

Liabilities in Excess of Other Assets - (0.43)%					(231,791)

Net Assets - 100.00%					$54,439,109

	*	Non-income producing investment
	§	Represents 7 day effective yield

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2017

μ
 The Fund was issued the escrow security, cusip 055ESC206, as a result of a confirmed Plan of Liquidation for BPZ Resources, Inc., interest rate of 8.500% and maturity date of October 1, 2017.  On January 4, 2016, the Fund received a distribution  totaling $61,934 and the escrow security.  On April 5, 2016, an additional distribution was made to holders totaling $159,539.   On October 18, 2016, an additional distribution was made to holders totaling $28,050.  The escrow security was established for possible future distributions.  As of February 28, 2017, no additional distributions had been made.

ə
 Security is fair valued using the pricing policies approved by the Fund's Board of Trustees.  In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of February 28, 2017, the security represents 0.01% of net assets and is not considered a material portion of the Fund.

	Summary of Investments
		% of Net
	Type	Assets	Value
	Business Services	6.58%	$3,581,649
	Consumer Discretionary	4.15%	2,260,335
	Energy	0.79%	430,427
	Financials	1.52%	828,800
	Health Care	6.27%	3,412,128
	Information Technology	22.81%	12,417,865
	Materials	3.73%	2,032,273
	Real Estate	0.06%	32,462
	Convertible Bond	0.02%	8,456
	Corporate Bonds	5.79%	3,149,498
	U.S. Treasury Notes	16.47%	8,967,656
	Warrant	0.01%	6,142
	Short-Term Investment	32.23%	17,543,209
	Liabilities in Excess of Other Assets	-0.43%	(231,791)
	Total	100.00%	$54,439,109

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities
(Unaudited)

As of February 28, 2017

Assets:
Investments, at value (cost $54,373,821)	$54,670,900
Receivables:
Fund shares sold	6,060
Dividends and interest	35,744
Prepaid expenses:
Shareholder fulfillment fees	4,343
Registration and filing fees	3,431
Fund accounting fees	2,376
Security pricing fees	342
Compliance fees	292

Total assets	54,723,488

Liabilities:
Payables:
Investments purchased	214,730
Fund shares repurchased	15,651
Accrued expenses:
Advisory fees	33,113
Professional fees	10,131
Custody fees	7,325
Trustee fees and meeting expenses	1,548
Insurance fees	899
Distribution and service fees - Class A Shares and Class C Shares	418
Miscellaneous expenses	333
Transfer agent fees	174
Administration fees	57

Total liabilities	284,379

Net Assets	$54,439,109

Net Assets Consist of:
Paid in Beneficial Interest	$61,251,033
Accumulated net investment loss	(132,645)
Accumulated net realized loss on investments	(6,976,358)
Net unrealized appreciation on investments	297,079
Total Net Assets	$54,439,109

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities - Continued
(Unaudited)

As of February 28, 2017

Institutional Class Shares of beneficial interest outstanding, no par value (a)	6,386,810
Net Assets	$53,404,229
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$8.36

Class A Shares of beneficial interest outstanding, no par value (a)	86,513
Net Assets	$713,730
Net Asset Value and Redemption Price Per Share (b)	$8.25
Offering Price Per Share ($8.25÷ 95.50%)	$8.64

Class C Shares of beneficial interest outstanding, no par value (a)	46,407
Net Assets	$321,150
Net Asset Value, Offering Price and Redemption Price Per Share (b)(c)	$6.92

(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.
(c)	Contingent deferred sales charge for Class C Shares is imposed on proceeds redeemed within one year of purchase date (Note 1).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the Period Ended February 28, 2017

Investment Income:
Interest	$247,333
Dividends	137,141

Total Investment Income	384,474

Expenses:
Advisory fees (Note 2)	230,585
Administration fees (Note 2)	25,064
Registration and filing fees	18,363
Fund accounting fees (Note 2)	15,895
Professional fees	14,257
Custody fees (Note 2)	12,452
Transfer agent fees (Note 2)	10,674
Shareholder fulfillment fees	6,333
Compliance fees	5,951
Trustee fees and meeting expenses	4,215
Miscellaneous expenses (Note 2)	2,083
Distribution and service fees - Class C Shares (Note 3)	1,593
Security pricing fees	1,240
Insurance fees	1,135
Distribution and service fees - Class A Shares (Note 3)	849

Total Expenses	350,689

Expenses reimbursed by the Advisor (Note 2)	(39,873)

Net Expenses	310,816

Net Investment Income	73,658

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from investments and foreign currency transactions	2,281,903

Net change in unrealized appreciation on investments and translation of
assets and liabilities in foreign currency	2,133,097

Net Realized and Unrealized Gain on Investments	4,415,000

Net Increase in Net Assets Resulting from Operations	$4,488,658

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets
	February 28,	August 31,
For the period or fiscal year ended	2017 (a)	2016

Operations:
Net investment income	$73,658	$362,393
Net realized gain (loss) from investments and foreign
currency transactions	2,281,903	(9,022,502)
Net change in unrealized appreciation on investments
and translation of assets and liabilities in foreign
currency	2,133,097	10,556,791

Net Increase in Net Assets Resulting from Operations	4,488,658	1,896,682

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(75,979)	(54,086)
Class A Shares	(1,215)	(1,751)
Class C Shares	(1,079)	(5,455)

Decrease in Net Assets Resulting from Distributions	(78,273)	(61,292)

Beneficial Interest Transactions:
Shares sold	4,596,035	19,863,818
Redemption fees	-	(261)
Reinvested dividends and distributions	67,389	54,875
Shares repurchased	(3,055,495)	(15,787,586)

Increase in Net Assets from Beneficial Interest Transactions	1,607,929	4,130,846

Net Increase in Net Assets	6,018,314	5,966,236

Net Assets:
Beginning of Period	48,420,795	42,454,559
End of Period	$54,439,109	$48,420,795

Accumulated Net Investment Loss	$(132,645)	$(128,030)

(a) Unaudited.

See Notes to Financial Statements		(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the period or	February 28,		August 31,
fiscal year ended	2017 (a)		2016

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	573,202	$4,512,783	2,858,824	$19,832,043
Redemption fees	-	-	-	(261)
Reinvested dividends
and distributions	8,147	65,095	7,041	47,735
Shares repurchased	(369,972)	(2,921,381)	(2,150,142)	(15,151,192)
Net Increase in Beneficial
Interest and Shares	211,377	$1,656,497	715,723	$4,728,325

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,127	$33,073	2,358	$16,133
Reinvested dividends
and distributions	154	1,215	251	1,685
Shares repurchased	(6,713)	(53,858)	(46,860)	(323,445)
Net Decrease in Beneficial
Interest and Shares	(2,432)	$(19,570)	(44,251)	$(305,627)

Class C Shares	Shares	Amount	Shares	Amount
Shares sold	7,702	$50,179	2,584	$15,642
Reinvested dividends
and distributions	163	1,079	959	5,455
Shares repurchased	(12,250)	(80,256)	(51,540)	(312,949)
Net Decrease in Beneficial
Interest and Shares	(4,385)	$(28,998)	(47,997)	$(291,852)

(a) Unaudited.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares
For a share outstanding during	February 28,		August 31,
the period or fiscal years ended	2017	(d)	2016		2015		2014		2013

Net Asset Value,
Beginning of Period	$7.68		$7.48		$10.50		$11.15		$9.31
Income (Loss) from Investment
Operations:
Net investment income	0.00	(b)(c)	0.06	(c)	0.08	(c)	0.13	(c)	0.03
Net realized and unrealized
gain (loss) on investments	0.69		0.15		(1.90)		(0.16)		1.89
Total from Investment Operations	0.69		0.21		(1.82)		(0.03)		1.92
Less Distributions:
From net investment income	(0.01)		(0.01)		(0.22)		(0.03)		(0.08)
From realized gains	-		-		(0.98)		(0.59)		-
Total Distributions	(0.01)		(0.01)		(1.20)		(0.62)		(0.08)
Paid in Beneficial Interest:
From redemption fees	-		(0.00)	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Total Paid in Beneficial Interest	-		(0.00)	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.36		$7.68		$7.48		$10.50		$11.15

Total Return	9.02%	(f)	2.81%		(18.82)%		(0.12)%	(a)	20.71%	(a)
Net Assets, End of Period
(in thousands)	$53,404		$47,421		$40,835		$39,842		$33,617
Ratios of:
Gross Expenses to Average
Net Assets	1.39%	(e)(g)	1.23%		1.23%		1.23%		1.23%
Net Expenses to Average
Net Assets	1.23%	(e)(g)	1.23%		1.23%		1.23%		1.23%
Net Investment Income to Average
Net Assets	0.14%	(e)	0.86%		0.94%		1.27%		0.31%
Portfolio turnover rate	47.38%	(f)	71.27%		66.14%		92.74%		77.73%
(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Actual amount is less than $0.01 per share.
(c)	Calculated using the average shares method.
(d) Unaudited.
(e) Annualized.
(f) Not annualized.
(g)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class A Shares
For a share outstanding during	February 28,		August 31,
the period or fiscal years ended	2017	(e)	2016		2015		2014		2013

Net Asset Value,
Beginning of Period	$7.59		$10.44		$10.44		$11.10		$9.28
Income (Loss) from Investment
Operations:
Net investment income	0.00	(b)(c)	0.07	(d)	0.07	(d)	0.12		0.01
Net realized and unrealized
gain (loss) on investments	0.67		(1.89)		(1.89)		(0.17)		1.88
Total from Investment Operations	0.67		(1.82)		(1.82)		(0.05)		1.89
Less Distributions:
From net investment income	(0.01)		(0.22)		(0.22)		(0.02)		(0.07)
From realized gains	-		(0.98)		(0.98)		(0.59)		-
Total Distributions	(0.01)		(1.20)		(1.20)		(0.61)		(0.07)
Paid in Beneficial Interest:
From redemption fees	-		-		-		0.00	(c)	-
Total Paid in Beneficial Interest	-		-		-		0.00	(c)	-
Net Asset Value, End of Period	$8.25		$7.42		$7.42		$10.44		$11.10
Total Return (a)	8.89%	(g)	(18.92)%		(18.92)%		(0.38)%	(b)	20.46%	(b)
Net Assets, End of Period
(in thousands)	$714		988		$988		$2,022		$2,553
Ratios of:
Gross Expenses to Average
Net Assets	1.64%	(f)(h)	1.48%		1.48%		1.48%		1.48%
Net Expenses to Average
Net Assets	1.48%	(f)(h)	1.48%		1.48%		1.48%		1.48%
Net Investment Income to Average
Net Assets	(0.10)%	(f)	0.61%		0.80%		1.02%		3.00%
Portfolio turnover rate	47.38%	(g)	71.27%		66.14%		92.74%		77.73%
(a)	Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Actual amount is less than $0.01 per share.
(d)	Calculated using the average shares method.
(e) Unaudited.
(f) Annualized.
(g) Not annualized.
(h)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class C Shares

For a share outstanding during	February 28,		August 31,
the fiscal years or periods ended	2017	(d)	2016		2015		2014		2013	(h)

Net Asset Value, Beginning
of Period	$6.40		$6.39		$9.22		$9.95		$10.00
Income (Loss) from Investment
Operations:
Net investment income (loss)	0.37	(c)	(0.01)	(c)	0.02	(c)	0.03		(0.01)
Net realized and unrealized gain
(loss) on investments	0.17		0.11		(1.66)		(0.15)		(0.04)
Total from Investment Operations	0.54		0.10		(1.64)		(0.12)		(0.05)
Less Distributions:
From net investment income	(0.02)		(0.09)		(0.21)		(0.02)		-
From realized gains	-		-		(0.98)		(0.59)		-
Total Distributions	(0.02)		(0.09)		(1.19)		(0.61)		-
Net Asset Value, End of Period	$6.92		$6.40		$6.39		$9.22		$(0.05)
Total Return (a)	8.51%	(f)	1.78%		(19.55)%		(1.09)%	(b)	(0.50)%	(b)(f)
Net Assets, End of Period
(in thousands)	$321		$325		$631		$2,434		$615
Ratios of:
Gross Expenses to Average Net
Assets	2.39%	(e)(g)	2.23%		2.23%		2.23%		2.23%	(e)
Net Expenses to Average Net
Assets	2.23%	(e)(g)	2.23%		2.23%		2.23%		2.23%	(e)
Net Investment Income (Loss) to
Average Net Assets	(0.84)%	(e)	(0.14)%		0.22%		0.27%		(1.20)%	(e)
Portfolio turnover rate	47.38%	(f)	71.27%		66.14%		92.74%		77.73%	(f)
(a)	Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Calculated using the average shares method.
(d) Unaudited.
(e) Annualized.
(f) Not annualized.
(g)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(h)	For a share outstanding during the initial period from July 30, 2013 (Date of Initial Public Investment) through August 31, 2013.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

1.     Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2010. The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and on the sidelines invested in Cash and Cash Equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods, but finding very few during other periods.

The Fund currently has an unlimited number of authorized shares, which are available to three classes - Institutional Class Shares, Class A Shares, and Class C Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in sales charges and ongoing distribution and service fees. Class A Shares are subject to an initial sales charge of 4.50%.   Class C Shares are subject to a contingent deferred sales charge of 1% of the proceeds redeemed within one year of the purchase date. Class A Shares and Class C Shares are subject to distribution plan fees, which are further discussed in Note 3. All share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of February 28, 2017 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Common Stocks*	$24,995,939	$24,995,939	$-	$-
Convertible Bond	8,456	-	8,456	-
Corporate Bonds	3,149,498	-	3,149,498	-
U.S. Treasury Notes	8,967,656	-	8,967,656	-
Warrant	6,142	-	-	6,142
Short-Term Investment	17,543,209	17,543,209	-	-
Total	$54,670,900	$42,539,148	$12,125,610	$6,142
*Refer to Schedule of Investments for breakdown by Sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the period ended February 28, 2017.  It is the Fund's policy to record transfers at the end of the reporting period.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, reconciliation is not provided.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.     Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund's average daily net assets.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.23% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until December 31, 2017.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  For the fiscal period ended February 28, 2017, $230,585 in advisory fees were incurred, of which $39,873 in advisory fees were reimbursed by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. Effective September 1, 2016, the Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of February 28, 2017, the Administrator received $2,083 in miscellaneous compensation expenses.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly) ($500/additional class)	Fund Accounting Fees (asset-based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $25,064 in administration fees, $12,452 in custody fees, and $15,895 in fund accounting fees for the fiscal period ended February 28, 2017.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $10,674 in transfer agent fees during the fiscal period ended February 28, 2017.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain officers of the Trust are also officers of the Administrator.

3.     Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares and Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Class A Shares and 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of the Class A Shares and Class C Shares or servicing of Class A Shares and Class C Shares shareholder accounts.  For the fiscal period ended February 28, 2017, $849 in fees were incurred by the Fund for the Class A Shares and $1,593 in fees were incurred by the Class C Shares.

4.     Purchases and Sales of Investment Securities

For the fiscal period ended February 28, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$13,022,393	$17,162,656

Purchases of Government Securities	Proceeds from Sales of Government Securities
$14,094,006	$ -

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2017:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) Percentage	Realized Gain (Loss)($)
Apple, Inc.	845,451	1,065,402	26.02%	219,951
Covisint Corporation	58,521	28,423	(51.43)%	(30,098)
DSP Group, Inc.	575,115	792,489	37.80%	217,374
First Solar, Inc.	1,696,245	1,309,328	(22.81)%	(386,917)
Fortress Investment Group, LLC	1,257,126	2,125,641	69.09%	868,515
GSI Technology, Inc.	403,460	680,375	68.64%	276,915
Nuveen Credit Strategies Income Fund	858,281	979,420	14.11%	121,138
Nuveen Global High Income Fund	511,314	627,904	22.80%	116,590
Rocket Fuel, Inc.	1,010,494	1,449,344	43.43%	438,850
Rosetta Stone, Inc.	845,887	896,039	5.93%	50,152
Rubicon Project, Inc.	825,341	688,664	(16.56)%	(136,677)
Samsung Electronics Co., Ltd. *	1,474,303	1,986,292	34.73%	511,989
Seaboard Corp.	691,240	864,451	25.06%	173,212
Sizmek, Inc.	2,608,379	1,893,390	(27.41)%	(714,989)
TIER REIT, Inc.	1,109,429	1,331,771	20.04%	222,342
WCI Communities, Inc.	864,984	1,281,868	48.20%	416,884
Net Realized Gain			-	$2,365,231
*Includes settlement of foreign currency sales.
5.     Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax return during the period/years ended August 31, 2014 through August 31, 2016 and as of the period ended February 28, 2017, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Distributions during the period or fiscal year ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Year or Period Ended	Ordinary Income	Long-Term- Capital Gains
02/28/2017	$ 78,273	$ -
08/31/2016	$ 61,292	$ -

At February 28, 2017, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$54,373,821

Gross Unrealized Appreciation	$3,876,782
Gross Unrealized Depreciation	(3,579,703)
Net Unrealized Appreciation	$297,079

6.     Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

7.     Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in the Federated Treasury Obligations Fund.  The Fund may redeem its investment from the Federated Treasury Obligations Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Federated Treasury Obligations Fund.  The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at Federated's website, federatedinvestors.com or the Securities and Exchange Commission's website at sec.gov, and should only be read in conjunction with the Fund's financial statements.  As of February 28, 2017, the percentage of the Fund's net assets invested in the Federated Treasury Obligations Fund was 32.23%.

8.     New Accounting Pronouncement

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.     Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

1.     Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.     Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Qs are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 1-800-773-3863.

3.     Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal period ended February 28, 2017.

During the fiscal period from September 1, 2016 through February 28, 2017, the Fund paid $78,273 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

4.     Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,090.20	$6.37

	$1,000.00	$1,018.70	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect the one-half year period).

Class A Shares	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,088.90	$7.67
	$1,000.00	$1,017.46	$7.40
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.48%, multiplied by 181/365 (to reflect the one-half year period).

Class C Shares	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,085.10	$11.53
	$1,000.00	$1,013.74	$11.13
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 2.23%, multiplied by 181/365 (to reflect the one-half year period).

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.     CODE OF ETHICS.
Not applicable.

Item 3.     AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

Item 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.     SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.     CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.     EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: April 21, 2017	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: April 21, 2017	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: April 21, 2017	Ashley E. Harris Treasurer and Principal Financial Officer Roumell Opportunistic Value Fund